Exhibit 99.1

BUSINESS DEVELOPMENT UPDATE	June 10, 2008

Since the release of our previous update on April 14, 2008, the following business items have developed:

Testing
  Demonstration for an East Coast state DOT where Material Technologies, Inc. (MATECH) inspection personnel found that a $600,000 retrofit was not effective.  MATECH has a champion within the department working towards a large contract for retrofit verification and inspection as part of their overall bridge management program.
  Demonstration for the state of Alabama completed last week.
  Inspection completed for Canadian National Railway last week in Wisconsin.
  Inspection will be completed this week of retrofitted bridge in the state of New York.  A presentation will be given following completion of this work in order discuss an on call contract.
  Inspection upcoming of another bridge in the state of Massachusetts.
  Federal Highway Administration (FHWA) is moving forward with testing and training on the Electrochemical Fatigue Sensor (EFS) system.
  Nine reports have been submitted to the state of Pennsylvania.  They are reviewing this report and putting together a list of bridges to be inspected during this inspection season.

Partnering

  Meetings:
  Discussions with a multi-national firm regarding exclusive licensing and international equipment sales.
  Potential collaboration with several global monitoring systems company to cross-market to bridge owners.
  Potential collaboration with Pure Technologies.
  Interest from companies with specific projects to which they wish to apply the EFS: URS, DMJM Harris, Jacobs Edwards and Kelcey, Burgess and Niple, and CMX, amongst others.
  Several engineering firms have requested to be trained on the EFS technology and will be trained in the next two months.
  Subsidiary company to MATECH being set up in Brazil; meetings planned with various high-level government officials and asset owners.
  Action plan for China developed with Smith Emery.

11661 San Vicente Blvd., Suite 707 • Los Angeles, CA • 90049
310.208.5589 T • 310.473.3177 F • matech@matechcorp.com
http://www.matechcorp.com

Presentations
  Exhibition at AASHTO Conference; interest from states of North Carolina, Nevada, Delaware, and Ohio amongst others.
  Presentation was given to Louisiana DOT officials; follow-up in progress.
  Presenting in Scotland this week.

Other Developments

  Contacted by producers regarding a new program on the Discovery Channel.
  Follow-up meeting scheduled with Network Rail for this week.
  Meeting upcoming with Volpe Transportation Center, a subsidiary of the US DOT, which deals with highways, bridges, air transportation, waterborne transportation and shipping.
  Qualification achieved for testing in the state of North Dakota.
  Lobbyist meeting with Congressman Oberstar, Chairman of the Committee on Transportation and Infrastructure, to follow-up with bill language in-hand.
  Lobbyist executing newly developed 17-point plan to politically enhance the future of MATECH.

                                                                                          Best regards,

                                                                                          /s/ Robert M. Bernstien

                                                                                          Robert M. Bernstien
                                                                                          CEO

THIS LETTER INCLUDES “FORWARD-LOOKING STATEMENTS” FROM THE COMPANY THAT MAY OR MAY NOT MATERIALIZE. ALTHOUGH MANAGEMENT BELIEVES THE ASSUMPTIONS ON WHICH THE FORWARD-LOOKING STATEMENTS ARE BASED ARE REASONABLE, FORWARD-LOOKING STATEMENTS ARE INHERENTLY SUBJECT TO RISKS AND UNCERTAINTIES AND NO REPRESENTATION IS MADE OR SHOULD BE INFERRED WITH RESPECT TO THE ACCURACY OR COMPLETENESS OF THEM OR THE LIKELIHOOD THAT THEY CAN OR WILL BE ACHIEVED. IN EVALUATING THE FORWARD-LOOKING STATEMENTS, RECIPIENTS SHOULD CONSIDER VARIOUS FACTORS, INCLUDING OUR ABILITY TO CHANGE THE DIRECTION OF THE COMPANY; OUR ABILITY TO KEEP PACE WITH NEW TECHNOLOGY AND CHANGING MARKET NEEDS; AND THE COMPETITIVE ENVIRONMENT OF OUR BUSINESS. THESE AND OTHER FACTORS MAY CAUSE OUR ACTUAL RESULTS TO DIFFER MATERIALLY FROM ANY FORWARD-LOOKING STATEMENT. RECIPIENTS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON THE ACCURACY OR ADEQUACY OF THE FORWARD LOOKING STATEMENTS.

11661 San Vicente Blvd., Suite 707 • Los Angeles, CA • 90049
310.208.5589 T • 310.473.3177 F • matech@matechcorp.com
http://www.matechcorp.com